UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 1, 2006



                              SILGAN HOLDINGS INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-22117                 06-1269834
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


4 Landmark Square, Stamford, Connecticut                                   06901
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 1--Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On March 1, 2006, the Compensation Committee of the Board of Directors of Silgan Holdings Inc., or the Company, (i) approved bonuses for 2005 for the executive officers of the Company, including those to be named in the Summary Compensation Table of the Company's proxy statement for its 2006 annual meeting of stockholders, (ii) set the performance goal and performance goal target for 2006 for participants under the Company's Senior Executive Performance Plan, or the Performance Plan, and approved amending the Performance Plan to, among other things, include Mr. Anthony J. Allott, the President and Chief Executive Officer of the Company, as a participant under the Plan, (iii) set financial targets and organizational goals for bonuses for 2006 for other executive officers of the Company, (iv) granted performance awards of restricted stock units under the Company's 2004 Stock Incentive Plan, or the Stock Incentive Plan, and (v) established performance criteria for 2006 for potential performance awards to be granted in 2007 under the Company's Stock Incentive Plan.

The Compensation Committee certified awards of the maximum amount of cash bonuses for 2005 under the Performance Plan because the maximum performance goal target for the 2005 fiscal year, as previously set by the Compensation Committee in early 2005, had been met. The performance goal for 2005 was the Company's EBITDA (as defined in the Performance Plan) and the maximum amount of the performance goal target for 2005 was the Company's EBITDA from the prior year. Accordingly, as required pursuant to the Performance Plan, each of Messrs. R. Philip Silver and D. Greg Horrigan, who served as Co-Chairmen of the Board and Co-Chief Executive Officers of the Company in 2005 and who are the participants under the Performance Plan, were awarded cash bonuses of $1,669,692 as a result of the maximum performance goal target for 2005 having been met.

The Compensation Committee also confirmed the payment of cash bonuses for 2005 to each of Messrs. Anthony J. Allott, President and Chief Executive Officer of the Company, and Robert B. Lewis, Executive Vice President and Chief Financial Officer of the Company, as required pursuant to the terms of their respective employment agreements of $200,827 and $121,361, respectively, the maximum amount that could be paid for 2005 under their respective employment agreements, as a result of the maximum performance goal target for 2005 under the Performance Plan having been met.

Pursuant to applicable plans previously approved which provided for the payment of cash bonuses based on the level of earnings before interest and taxes achieved and organizational goals met, the Compensation Committee confirmed the payment of a cash bonus for 2005 to Mr. James D. Beam, President of Silgan Containers Corporation, or Containers, a wholly owned subsidiary of the Company. Mr. Beam was awarded $205,405 based on the level of earnings before interest and taxes of Containers achieved for 2005 and the organizational goals of Containers met in 2005.


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

The Compensation Committee set the performance goal for 2006 for Messrs. Silver and Horrigan under the Performance Plan as the Company's EBITDA and the maximum amount of the performance goal target for 2006 at the Company's EBITDA from the prior year. The Compensation Committee also determined that the maximum amount that could be awarded to each of Messrs. Silver and Horrigan under the Performance Plan for 2006 would be $1,669,692, which amount will be prorated for the time that Messrs. Silver and Horrigan served as officers of the Company. Effective March 1, 2006, Messrs. Silver and Horrigan no longer served as officers of the Company, and accordingly are eligible for cash awards under the Performance Plan for 2006 equal to a prorated amount of such maximum amount, or up to $278,282 each, with the amount being determined pursuant to a formula based on the Company's EBITDA for 2006 as compared to the Company's EBITDA for 2005.

In connection with the election of Mr. Allott as Chief Executive Officer of the Company, the Compensation Committee approved an amendment to the Performance Plan, subject to approval by the stockholders of the Company at the Company's 2006 annual meeting of stockholders, to include Mr. Allott as a participant under the Performance Plan, to provide that the maximum amount that could be awarded under the Performance Plan to Mr. Allott be an amount equal to up to 200% of his annual base salary, such percentage to be determined by the Compensation Committee, and to make such other appropriate changes in connection therewith. If such amendment to the Performance Plan is approved by the
stockholders   of  the  Company  at  the  Company's   2006  annual   meeting  of
stockholders, the Compensation Committee set the performance goal for 2006 for Mr. Allott under the Performance Plan as the Company's EBITDA and the maximum amount of the performance goal target for 2006 at the Company's EBITDA from the prior year. The Compensation Committee also determined that the maximum amount that could be awarded to Mr. Allott under the Performance Plan for 2006 would be 100% of his annual base salary for 2006, with the actual amount being determined pursuant to a formula based on the Company's EBITDA for 2006 as compared to the Company's EBITDA for 2005. In the event such amendment to the Performance Plan is not approved by the stockholders of the Company at the Company's 2006 annual meeting of stockholders, the Compensation Committee nevertheless approved an annual bonus for Mr. Allott of up to 100% of his annual base salary for 2006, with the amount of such annual bonus being calculated on the same basis as set forth above.

The Compensation Committee also approved and granted a performance award to Mr. Allott under the Stock Incentive Plan of 100,000 restricted stock units, each stock unit representing the right to receive one share of Common Stock of the Company. The Compensation Committee established the performance criteria for such performance award as the Company's earnings before interest, taxes, depreciation and amortization for 2006, and the minimum level of performance that must be attained for such performance award is based on the Company's earnings before interest, taxes, depreciation and amortization in 2006 as compared to 2005. In the event such minimum level of performance is not attained, such performance award will be canceled and be null and void. If such minimum level of performance is attained, then all such restricted stock units under such performance award will vest all at once on March 1, 2011, subject to the terms of the Stock Incentive Plan.


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

As a result of setting the performance goal and performance goal target under the Performance Plan, the Compensation Committee confirmed that, as required pursuant to his employment agreement, Mr. Lewis would be eligible for an annual cash bonus for 2006 of up to 30% of his annual salary calculated on the same basis that bonuses are payable for 2006 under the Performance Plan.

The Compensation Committee set target levels of earnings before interest and taxes and organizational goals for Containers (management development, market leadership and SG&A cost management in the case of Mr. Beam, and management development, market leadership, operating cost leadership, working capital management, SG&A cost management and financial reporting and controls in the case of the other officers of Containers) for the payment of annual bonuses for 2006 for officers of Containers. Following the end of the year, the Compensation Committee will certify the level of earnings before interest and taxes and organizational goals attained by Containers, and bonuses will be awarded to officers of Containers on a sliding scale (from zero to two times "norm") on such basis. If the targeted level of earnings before interest and taxes and applicable organizational goals are attained, Mr. Beam would receive a bonus for 2006 at "norm," or at 30% of his salary for 2006.

The Compensation Committee set target levels of earnings before interest and taxes and an organizational goal (working capital management) for Silgan Plastics Corporation, or Plastics, a wholly owned subsidiary of the Company, for the payment of annual bonuses for 2006 for officers of Plastics, including Mr. Russell F. Gervais, President of Plastics. Following the end of the year, the Compensation Committee will certify the level of earnings before interest and taxes and organizational goals attained by Plastics, and bonuses will be awarded to officers of Plastics on a sliding scale (from zero to two times "norm") on such basis.

The Compensation Committee approved annual cash bonus calculations for 2006 for Messrs. Frank W. Hogan, Glenn A. Paulson and Malcolm E. Miller and Ms. Kimberly
I. Ulmer, officers of the Company, based upon a weighted average of actual bonus payouts as a percentage of "norm" of Containers and Plastics.

In March 2005, the Compensation Committee had approved potential performance awards of restricted stock units for up to a maximum amount of 193,700 shares of Common Stock of the Company (as adjusted for the stock split of the Company effected on September 15, 2005) to a total of 23 officers and other key employees of the Company and its subsidiaries, if the minimum level of performance for 2005 fixed by the Compensation Committee under the Stock Incentive Plan had been met. The performance criteria for 2005 was the Company's earnings before interest, taxes, depreciation and amortization for 2005, and the minimum level of performance that had to be attained for the performance awards to be granted was based on the Company's earnings before interest, taxes, depreciation and amortization in 2005 as compared to 2004. The Compensation Committee certified that the minimum level of performance had been attained, and therefore the Compensation Committee, after taking into account the value of unvested stock awards previously granted to all such persons and the prospective value of the award to be granted to the applicable persons, granted performance awards of restricted stock units for an aggregate of 33,700 shares of



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

Common Stock of the Company to a total of 10 officers and other key employees of the Company and its subsidiaries.

Additionally, the Compensation Committee approved potential performance awards of restricted stock units for an aggregate of up to 135,700 shares of Common Stock of the Company to a total of 22 officers and other key employees of the Company and its subsidiaries, and fixed and established the performance criteria for the Company's 2006 fiscal year for the granting of such performance awards under the Stock Incentive Plan. Messrs. Allott and Beam are the only officers to be named in the Summary Compensation Table of the Company's proxy statement for its 2006 annual meeting of stockholders that are included in such group of officers and other key employees. The performance criteria selected by the
Compensation Committee is the Company's earnings before interest, taxes, depreciation and amortization for 2006, and the minimum level of performance that must be attained for the performance awards to be granted is based on the Company's earnings before interest, taxes, depreciation and amortization in 2006 as compared to 2005. If the minimum level of performance is attained as certified by the Compensation Committee following the end of 2006, then the Compensation Committee may make grants for an aggregate of up to 135,700 restricted stock units to such 22 officers and other key employees of the Company and its subsidiaries. In determining the amount of such an award to grant to a particular officer or other key employee, the Compensation Committee will consider the value of unvested stock awards previously granted and the prospective value of the award to be granted to such individual, and may grant restricted stock units to such individual in an amount up to the maximum amount approved by the Compensation Committee for such individual on March 1, 2006. Such restricted stock units will be granted at the earliest upon the date on which the Compensation Committee makes such certification, and will vest in five equal installments annually beginning one year from the date of grant.















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




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SILGAN HOLDINGS INC.


                              By: /s/ Frank W. Hogan, III
                                  --------------------------------------
                                  Frank W. Hogan, III
                                  Senior Vice President, General Counsel
                                    and Secretary

Date:  March 7, 2006


























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